UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No.     )

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Aqua America, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 03, 2017.
AQUA AMERICA, INC.
Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 07, 2017
Date: May 03, 2017 Time: 8:30 AM EDT
Location: Drexelbrook Banquet & Corporate Events Center 4700 Drexelbrook Drive Drexel Hill,Pennsylvania 19026 located in Drexelbrook
AQUA AMERICA, INC. 762 WEST LANCASTER AVENUE BRYN MAWR, PA 19010
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You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report
2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 19, 2017 to facilitate timely delivery.
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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
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Voting items
The Board of Directors recommends you vote FOR all of the nominees listed:
1. To consider and take action on the election of eight nominees for directors;
Nominees
01 Carolyn J. Burke 02 Nicholas DeBenedictis 03 Christopher H. Franklin 04 Richard H. Glanton 05 Lon R. Greenberg
06 William P. Hankowsky 07 Wendell F. Holland 08 Ellen T. Ruff
The Board of Directors recommends you vote FOR the following proposals:
2. To consider and take action on the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the 2017 fiscal year;
3. To approve an advisory vote on the compensation paid to the Company’s named executive officers for 2016;
The Board of Directors recommends you vote 1 YEAR on the following proposal:
4. To approve an advisory vote on whether the frequency of the advisory vote on the compensation paid to the Company’s named executive officers should be every 1, 2, or 3 years.
NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
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